HUNTINGTON FUNDS

POWER OF ATTORNEY

I, B. Randolph Bateman, a member of the Board of Trustees of Huntington Funds (the “Funds”), hereby constitute and appoint Jay S. Fitton, John C. Swhear, and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Huntington VA New Economy Fund, a series of the Huntington Funds, into Huntington VA Mid Corp Fund, a series of the Funds, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness	my hand on the 16th of February, 2012.

/s/ B. Randolph Bateman
B. Randolph Bateman, Trustee
Huntington Funds

HUNTINGTON FUNDS

POWER OF ATTORNEY

I, Thomas J. Westerfield, a member of the Board of Trustees of Huntington Funds (the “Funds”), hereby constitute and appoint Jay S. Fitton, John C. Swhear, and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Huntington VA New Economy Fund, a series of the Huntington Funds, into Huntington VA Mid Corp Fund, a series of the Funds, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness	my hand on the 16th of February, 2012.

/s/Thomas J. Westerfield
Thomas J. Westerfield, Trustee
Huntington Funds

HUNTINGTON FUNDS

POWER OF ATTORNEY

I, David S. Schoedinger, a member of the Board of Trustees of Huntington Funds (the “Funds”), hereby constitute and appoint Jay S. Fitton, John C. Swhear, and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Huntington VA New Economy Fund, a series of the Huntington Funds, into Huntington VA Mid Corp Fund, a series of the Funds, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness	my hand on the 16th of February, 2012.

/s/David S. Schoedinger
David S. Schoedinger, Trustee
Huntington Funds

HUNTINGTON FUNDS

POWER OF ATTORNEY

I, Tadd C. Seitz, a member of the Board of Trustees of Huntington Funds (the “Funds”), hereby constitute and appoint Jay S. Fitton, John C. Swhear, and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Huntington VA New Economy Fund, a series of the Huntington Funds, into Huntington VA Mid Corp Fund, a series of the Funds, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness	my hand on the 16th of February, 2012.

/s/Tadd C. Seitz
Tadd C. Seitz, Trustee
Huntington Funds

HUNTINGTON FUNDS

POWER OF ATTORNEY

I, Mark D. Shary, a member of the Board of Trustees of Huntington Funds (the “Funds”), hereby constitute and appoint Jay S. Fitton, John C. Swhear, and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Huntington VA New Economy Fund, a series of the Huntington Funds, into Huntington VA Mid Corp Fund, a series of the Funds, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness	my hand on the 16th of February, 2012.

/s/Mark D. Shary
Mark D. Shary, Trustee
Huntington Funds

HUNTINGTON FUNDS

POWER OF ATTORNEY

I, William H. Zimmer, III, a member of the Board of Trustees of Huntington Funds (the “Funds”), hereby constitute and appoint Jay S. Fitton, John C. Swhear, and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Huntington VA New Economy Fund, a series of the Huntington Funds, into Huntington VA Mid Corp Fund, a series of the Funds, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness	my hand on the 16th of February, 2012.

/s/William H. Zimmer, III
William H. Zimmer, III, Trustee
Huntington Funds